OTHER INCOME (EXPENSES), NET	12 Months Ended
Dec. 31, 2016
OTHER INCOME (EXPENSES), NET
OTHER INCOME (EXPENSES), NET

NOTE 12-OTHER INCOME (EXPENSES), NET

Other income (expenses), net consists of the following:

	Years ended December 31,
	2016	2015	2014
	(in thousands)
Foreign exchange gains (loss)	$1,459	$(190)	$(586)
Gain (loss) from the currency translation adjustment	38	—	(121)
Tax reversal for expiration of the statute of limitations(1)	807	—	992
ESA loan impairment (2)	—	2,788	(2,788)
ESA loan interest (2)	—	1,129	—
Realized investment gain(3)	83	1,529	—
UiTV loan impairment(4)	—	(2,250)	—
Other	361	483	254

Total	$2,748	$3,489	$(2,249)

(1)

Previously, when the Company divested its Korean subsidiary, the Company provided a tax reserve as it offered indemnification to the buyer for the uncertain tax position arising in the periods before the divestiture. In 2014, approximately $1.0 million of such tax reserve was released due to expiration of statute of limitations. In 2016, approximately $0.8 million of such tax reserve was released due to expiration of statute of limitations.

(2)

The Company signed the loan agreement to for a total amount of $5.6 million in the fourth quarter of 2012, $4.0 million was drawdown in the fourth quarter of 2012 and the remaining in the first quarter of 2013. The loan bears interest at 20% per annum and originally matured on December 31, 2013, with subsequently extended the maturity date on 50% of the loan, or $2.8 million, to June 30, 2014, and the other half extended to December 31, 2014. In the fourth quarter of 2014, the Company received $0.8 million. The Company has performed an assessment on the need for a valuation reserve and $2.8 million was charged as impairment in other expenses in 2014 as the collection term was due. In the third quarter of 2015, the Company received $6.0 million, including $1.1 interest income. Accordingly, $2.8 million reserve was reversed and recorded in Other income (expense), net. Therefore, all the principal of the outstanding entrusted loan was collected and the contract was closed.

(3)

The Company received 124,395 shares of Inphi on November 14, 2014 to exchange for the 1% interest in Cortina. Management assessed the shares and classified them as available-for-sale securities and subject to fair value accounting. As of December 31, 2014, the fair value of the shares was $2.3 million, which results in an unrealized gain of $0.5 million in Other Comprehensive Income. In the first quarter of 2015, the Company sold the 124,395 shares of Inphi stock with a total cash consideration of $2.4 million, which resulted in a realized gain of $0.6million in Other Income. In the second quarter of 2015, the Company also received $0.7 million in cash proceeds in connection with the sale of assets that had a $0 net carrying value, resulting in a realized gain in Other Income. In the fourth quarter of 2015, another $0.3 million was released from escrow deposited by Inphi during the transaction and the Company recorded as a realized gain in Other Income. In the second quarter of 2016, another $0.1million was released from escrow deposited by Inphi during the transaction and the Company recorded as a realized gain in Other Income.

(4)

The other receivable balance includes loans to UiTV of approximately $2.3 million as of December 31, 2015. UiTV used this amount to purchase Set Top Boxes for the Internet television service in Thailand. Pursuant to the contract, UiTV repays in installments, starting from January of 2015 to July of 2018. The Company has performed an assessment on the need for a valuation reserve due to collectability risk and $2.3 million was reserved as of December 31, 2015. In 2016, there was no such item included in the other receivable balance. Considering the UiTV’s current business operating and finance statues, the Company did not expect to receive the bonds in the 2017 and 2018.